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                      REVOCABLE PROXY OF VANCOUVER BANCORP

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                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 28, 1996

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         The undersigned hereby appoints DIANNE E. FRICHTL and STUART A. BENDER, and each of them (with full power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, $1.00 par value, of Vancouver Bancorp held of record by the undersigned on April 18, 1996, at the Annual Meeting of Shareholders to be held at Royal Oaks Country Club, 8716 N.E. Fourth Plain Boulevard, Vancouver, Washington on Tuesday May 28, 1996, at 5:00 p.m., local time, and at any and all adjournments of such Meeting, as follows:

1.       A proposal to approve the merger     FOR      AGAINST    ABSTAIN
         among West Coast Bancorp, Acquisi-
         tion Bancorp and Vancouver Bancorp   [ ]       [ ]         [ ]
         pursuant to the Agreement and Plan
         of Reorganization and Merger dated
         as of February 15, 1996.

2.       The election as director of the      FOR            WITHHELD
         nominees listed below (except as     [ ]               [ ]
         marked below):

         James J. Pomajevich
         Lee S. Stenseth
         Robert V. Hyde
         Timothy Moyer
         Dianne E. Frichtl
         Dean N. Alterman
         Stuart A. Bender

         INSTRUCTIONS:  TO WITHHOLD YOUR
         VOTE FOR ANY INDIVIDUAL NOMINEE,
         WRITE THE NOMINEE'S NAME BELOW.

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3.       Whatever other business may
         properly be brought before the
         Annual Meeting or any adjournment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. HOWEVER, IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Vancouver Bancorp at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Vancouver Bancorp prior to the execution of this proxy of notice of the Meeting, the Prospectus/Proxy Statement dated _____________________, 1996.

Dated:                       , 1996
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PRINT NAME OF SHAREHOLDER                       PRINT NAME OF SHAREHOLDER



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SIGNATURE OF SHAREHOLDER                        SIGNATURE OF SHAREHOLDER



         Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder must sign.

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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
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